BENHAM CAPITAL MANAGER FUND
                         Supplement Dated March 31, 1996
                       to the Prospectus and Statement of
                  Additional Information Dated January 29, 1996


1. On page 21, in the section titled "HOW TO BUY SHARES," in the subsection titled "BY CHECK," the minimum initial investment should read $2,500.

2. On page 22, in the section titled "HOW TO BUY SHARES," in the subsection titled "BY EXCHANGE," minimum initial investment should read $2,500.

3. On page 26, under the subheading "Broker-Dealer Transactions," the first paragraph is hereby amended to read as follows:

     The Benham Group charges no sales commission, or "loads," of any kind. However, investors may purchase and sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. In addition, BMC and its affiliates have entered into agreements with some of these broker-dealers and service providers to provide certain shareholder, administrative and/or accounting services. Fees for such services are borne normally by the Fund. Any distribution expenses associated with these arrangements are borne by BMC.